Exhibit 10.91




                       BAIL DE 6 ANS A USAGE D'HABITATION





                             ENTRE LES SOUSSIGNES :






                   S.C.I. DU 4/6 ROND-POINT DES CHAMPS ELYSEES


                                       ET


                              SOCIETE INTER PARFUMS


                                     ADRESSE


                        4/6 ROND-POINT DES CHAMPS ELYSEES
                                   75008 PARIS


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IMMEUBLE               4/6 rond-point des Champs Elysees
                       75008 PARIS

LOCATION N(DEGREE)     1040.01.12.5

DUREE                  DIX-SEPT JOURS UN MOIS ET SIX ANS

A COMPTER DU           QUINZE MAI DEUX MIL UN



                                 BAIL DE SIX ANS

ENTRE LES SOUSSIGNES :

- Societe Civile Immobiliere du 4/6 rond-point des Champs Elysees ,

Representee par : DAUCHEZ, Administrateurs de Biens, Societe Anonyme ayant son siege social 132 boulevard Haussmann 75008 PARIS.

Titulaire de la carte professionnelle n(degree) G 989 garantie par la SOCAMAB, 18 rue Beaurepaire PARIS 10eme, ladite societe representee par Madame Mabe LE CHATELIER.

                                       ci-apres denommee le Bailleur, d'une part


ET

- Societe INTER PARFUMS, S.A. au capital de 60.755.620 Francs, immatriculee au Registre du Commerce et des Societes de PARIS sous le n(degree)B 350 219 382 dont le siege social est situe 4/6 rond-point des Champs Elysees 75008 PARIS,

Et represente par Monsieur Philippe BENACIN, en qualite de President-Directeur General.

                                      Ci-apres denommee le Preneur, d'autre part



Le bailleur fait bail et donne a loyer a la Societe INTER PARFUMS qui accepte les locaux dependant d'un immeuble sis a PARIS 8eme - 4/6 rond point des Champs Elysees et ci-dessous designes :


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A)   CONSISTANCE ET DESIGNATION :

     Un appartement situe au 5eme etage gauche compose de :

     - Une entree, un sejour, une salle a manger, degagement trois chambres, une cuisine meublee, deux salles de bains completes avec baignoire
     -   douche et W.C. et un W.C..
     -   Deux caves n(degree) 1 et 5, - Une chambre de service n(degree) 20.

B)   EQUIPEMENTS PRIVATIFS :

Suivant etat des lieux dont le cout sera regle entierement par le locataire, qui sera annexe ulterieurement.

En cas de conge donne par le preneur, il sera etabli un etat des lieux de sortie dont le cout sera, egalement, regle entierement par le locataire.

C)   EQUIPEMENTS COMMUNS :

     -   Digicode,
     -   Tapis,
     -   Ascenseur.

     Tels que lesdits lieux existent dans leur etat actuel, le preneur declarant les bien connaitre pour les avoir visites.


                                      DUREE

Le present bail est consenti et accepte pour une duree de DIX-SEPT JOURS, UN MOIS ET SIX ANS,

     -   A compter du QUINZE MAI DEUX MIL UN
     -   Pour expirer le TRENTE JUIN DEUX MIL SEPT


                                   RESILIATION

Toutefois, les parties pourront resilier le contrat dans les conditions suivantes :

1)   LE PRENEUR :

A condition de prevenir le bailleur de son intention, trois mois au moins a l'avance, soit par notification par lettre recommandee avec avis de reception, soit par signification par acte d'Huissier de Justice.

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En cas de preavis  donne en cours de mois,  le delai de preavis  prendra effet a compter du premier jour du mois suivant la reception de la lettre recommandee ou de l'acte d'Huissier de Justice.


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2)   LE BAILLEUR :

A l'expiration du bail, a condition de prevenir le preneur de son intention, six mois au moins a l'avance, soit par notification par lettre recommandee, soit par signification par acte d'Huissier de Justice.

A defaut de conge, le bail se renouvellera par tacite reconduction de trois en trois mois et la bailleur pourra donner conge en respectant les modalites prevues au precedent paragraphe.


                                   DESTINATION

Les lieux loues sont destines a l'usage exclusif d'habitation, pour y loger certains membres du personnel de la Societe INTER PARFUMS, de ses filiales ou de sa maison mere, l'exercice de tout commerce ou industrie, de toute profession, meme liberale, etant formellement interdit.


                            CONDITIONS PARTICULIERES

CHAUFFAGE INDIVIDUEL - EAU CHAUDE (GAZ)

LE PRENEUR EST TENU DE SOUSCRIRE UN CONTRAT D'ENTRETIEN.

Il existe dans les lieux loues une installation de chauffage central au gaz assurant egalement la fourniture de l'eau chaude. Le preneur est tenu de faire entretenir regulierement et, au moins une fois par an, par une entreprise qualifiee, la chaudiere de chauffage central, les canalisations, les radiateurs et leurs robinets, les chauffe-eau ou chauffe-bains qui sont, ou pourraient etre, installes dans l'appartement, les tuyaux d'evacuation et les prises d'air.


ASCENSEURS

Le preneur ne pourra utiliser les ascenseurs pouvant exister dans l'immeuble qu'a ses risques et perils.

L'usage de l'ascenseur desservant le grand escalier est interdit a toute personne devant emprunter l'escalier de service ; il est de meme interdit pour monter des colis ou ballots quelconques.

Toute personne faisant usage de ces appareils devra se conformer strictement aux indications donnees par l'entreprise assurant l'entretien de cet appareil et affichees a cet effet.


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L'usage des ascenseurs est absolument interdit aux enfants non accompagnes.

Le bailleur decline toute responsabilite quant aux accidents pouvant resulter de l'usage des ascenseurs, ainsi que des arrets qui pourraient se produire independamment de son fait ou necessites par l'entretien des appareils.


CHAMBRE - CAVES

Le bailleur se reserve la possibilite de reprendre la ou les chambres de service et la ou les caves faisant partie de la presente location pour les remplacer par d'autres equivalentes et en bon etat dans l'immeuble.


                          AUTRE CONDITION PARTICULIERE

Le preneur etant une personne morale, la location n'est pas soumise aux lois n(degree) 86 1290 du 23 decembre 1986 et n(degree) 89-462 du 6 juillet 1989 modifiee par la loi n(degree) 94 624 du 21 juillet 1994.


                                      LOYER

Le present bail est consenti et accepte moyennant un loyer annuel fixe a la somme de CINQUANTE ET UN MILLE HUIT CENT TRENTE DEUX EUROS ET SOIXANTE SEPT CENTIMES (51.832,67 Euros) soit Trois cent quarante mille Francs (340 000,00 Francs),

-    Payable par mois et d'avance.
-    Au domicile du bailleur ou de son representant.

Le preneur est tenu d'acquitter en meme temps que le loyer le montant du droit de bail ou tout autre impot ou taxe qui lui sera substitue.


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                                REVISION DU LOYER

Pendant le cours du present bail, le loyer ci-dessus fixe sera automatiquement modifie le premier juillet de chaque annee et pour la premiere fois le premier juillet 2002 en proportion des variations de la moyenne sur quatre trimestres de l'indice du cout de la construction (I.C.C.) publie par l'INSEE, sans qu'il soit necessaire de proceder a une quelconque notification.

L'indice de base a retenir est celui resultant de la moyenne sur quatre trimestres, publiee, pour le quatrieme trimestre 2000, soit 1 098,00 .

L'indice servant au calcul de chaque modification periodique sera celui publie au titre du meme trimestre de chaque annee.

Dans le cas ou, par voie legislative ou reglementaire, il serait fait obligation, pour la revision du loyer des contrats de location d'habitation ou a usage mixte professionnel et d'habitation, de se referer a un autre indice, ce dernier serait substitue de plein droit a l'indice contractuel ci-dessus. Les periodicites et modes de revision resteront inchanges.

Les parties reconnaissent que ladite clause de revision est la condition essentielle du present bail sans laquelle celui-ci n'aurait pas ete consenti.


                                     CHARGES

En sus de son loyer en principal, le preneur s'oblige a rembourser sa quote-part des charges recuperables telles qu'elles sont fixees par les dispositions legales ou reglementaires notamment : taxes municipales, eclairage des parties communes, fournitures d'entretien de l'immeuble, consommation d'eau froide, antenne collective de television et les trois-quarts du salaire de la concierge, accessoires et charges sociales correspondantes. Il remboursera en outre sa quote-part concernant l'entretien du tapis, les depenses de fonctionnement et d'entretien de l'ascenseur.

Cette quote-part pourra etre modifiee par voie contractuelle, judiciaire ou legale.

Le preneur versera une provision annuelle de 4 774,70 Euros soit 31 320,00 Francs pour la premiere annee, la regularisation s'effectuera en fin d'exercice.


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                            MONTANT DEPOT DE GARANTIE

Le preneur a verse au bailleur la somme de HUIT MILLE SIX CENT TRENTE HUIT EUROS ET SOIXANTE-DIX-HUIT CENTS (8 638,78 Euros) soit Cinquante six mille six cent soixante six Francs et soixante sept centimes (56 666,67 F) qui ne sera pas productive d'interets et qui lui sera restituee dans les deux mois a compter de la date pour laquelle le conge aura ete accepte, deduction faite des sommes qui pourraient etre dues par le preneur au bailleur, notamment pour reparations, ou dont le bailleur pourrait etre rendu responsable du fait du preneur.

Ce depot de garantie ne sera en aucun cas imputable sur les loyers et les accessoires dus.


                                 PIECES ANNEXES

Le preneur reconnait avoir recu du bailleur :

-    Detail des charges de l'exercice 1999,
-    Plan de l'appartement,
-    Liste des charges recuperables,
-    Liste relative a l'entretien et aux reparations locatives.


                       CONDITIIONS PARTICULIERES [Omitted]

Fait en autant d'exemplaires que de parties a Paris.
Le 3 Moi 2001
<< Lu et Approuve >>

/s/ Philippe Benacin

/s/ RB Chatelier

Seal : Dauchez
Administrateur de Biens
132 Boulevard Haussman
75008 Paris

                              CHARGES RECUPERABLES
                   DECRET NO. 87-713 DU 26 AOUT 1987 [Omitted]